UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

TuSimple Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9191 Towne Centre Drive, Suite 600 San Diego, CA 92122
(Address of principal executive offices, including zip code)

(619) 916-3144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth below in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein. In the NSA (as defined below), Charles Chao and Bonnie Yi Zhang have each agreed not to stand for reelection to the board of directors of TuSimple Holdings Inc. (the “Company”) when their current terms expire at the next annual meeting of stockholders of the Company.

Item 8.01.	Other Events.

On February 18, 2022, the Committee on Foreign Investment in the United States (“CFIUS”) concluded its previously disclosed review of the 2017 acquisition of the U.S. business of TuSimple LLC by Tusimple (Cayman) Limited (now known as TuSimple Holdings Inc.) and determined that there are no unresolved national security concerns.

As part of the resolution, on February 18, 2022, the Company entered into a National Security Agreement (“NSA”) with the U.S. government under which it has agreed to limit access to certain data and adopt a technology control plan, appoint a security officer and a security director, establish a government security committee of the board of directors of the Company to be chaired by the security director, and periodically meet with and report to certain CFIUS monitoring agencies. In addition, current directors of the Company representing Sun Dream Inc, one of our stockholders, have agreed that they will not stand for re-election to the board of directors of the Company upon expiration of their current terms, and Sun Dream Inc has agreed that it will not nominate replacement candidates or increase its current shareholdings in the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ James Mullen
James Mullen
Chief Administrative & Legal Officer

Dated: February 22, 2022